UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2018

WESTERN GAS EQUITY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35753 (Commission File Number)	46-0967367 (IRS Employer Identification No.)

1201 Lake Robbins Drive The Woodlands, Texas 77380-1046 (Address of principal executive office) (Zip Code)

(832) 636-6000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry Into a Material Definitive Agreement.

WGP RCF Amendment

On December 19, 2018, Western Gas Equity Partners, LP (the “Partnership”) amended its senior secured revolving credit facility (the “WGP RCF”), dated March 14, 2016, among itself, Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, and the lenders party thereto, to extend the maturity date from March 14, 2019 to the earlier of (i) June 14, 2019 or (ii) three business days following the consummation of the transactions (the “Transactions”) contemplated by the Contribution Agreement and Agreement and Plan of Merger (the “Merger Agreement”), dated November 7, 2018, among Anadarko Petroleum Corporation and certain affiliates, including the Partnership and Western Gas Partners, LP (“WES”).

WES RCF Amendment

On December 19, 2018, WES entered into an amendment (the “WES Amendment”) to its senior unsecured revolving credit agreement (the “WES RCF”), dated February 15, 2018, among itself, Wells Fargo, as administrative agent, and the lenders party thereto to provide for (i) subject to the consummation of the Transactions, an increase to the size of the facility from $1.5 billion to $2.0 billion, while leaving the $0.5 billion accordion feature of the WES RCF unexercised; and (ii) effective on February 15, 2019, the exercise of one of WES’s one-year extension options to extend the maturity date of the WES RCF to February 15, 2024.

As of December 19, 2018, there was $220.0 million outstanding on the WES RCF (with $4.6 million in outstanding letters of credit). The above summary of the WES Amendment is qualified in its entirety by reference to the WES Amendment, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

WES 364-day Facility

On December 19, 2018, WES entered into a $2.0 billion 364-day senior unsecured credit agreement (the “364-day Facility”), the proceeds of which will be used to fund substantially all of the cash portion of the consideration under the Merger Agreement and the payment of related transaction costs. The 364-day Facility will mature on the day prior to the one-year anniversary of the consummation of the Transactions, and will bear interest at LIBOR, plus applicable margins ranging from 1.000% to 1.625%, or an alternate base rate equal to the greatest of (a) the Prime Rate, (b) the Federal Funds Effective Rate plus 0.5%, or (c) LIBOR plus 1%, in each case as defined in the 364-day Facility and plus applicable margins currently ranging from zero to 0.625%, based upon WES’s senior unsecured debt rating. WES is also required to pay a ticking fee of 0.175% on the commitment amount beginning 90 days after the effective date of the credit agreement through the date of funding under the 364-day Facility. The 364-day Facility contains covenants and customary events of default that are substantially similar to the WES RCF. Additionally, funding of the 364-day Facility is conditioned upon the consummation of the Transactions, and net cash proceeds received from future asset sales and debt or equity offerings of WES must be used to repay amounts outstanding under the 364-day Facility.

The above summary of the 364-day Facility is qualified in its entirety by reference to the 364-day Facility, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Relationships

Certain of the lenders under the WGP RCF, the WES RCF and the 364-day Facility and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for the Partnership and WES, for which they received or may receive customary fees and expenses. Certain affiliates of such lenders have acted, and may in the future act, as underwriters of certain of the Partnership’s and WES’s debt and equity issuances.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Important Information for Investors and Unitholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed Transactions, the Partnership filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-4, which includes a prospectus of the Partnership and a proxy statement of WES. The Partnership and WES also plan to file other documents with the Commission regarding the proposed Transactions. After the registration statement has been declared effective by the Commission, a definitive proxy statement/prospectus will be mailed to the unitholders of WES. INVESTORS AND UNITHOLDERS OF WES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT HAVE BEEN OR WILL BE FILED WITH THE COMMISSION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and unitholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Partnership and WES at the time such documents were or are filed with the Commission, through the website maintained by the Commission at http://www.sec.gov. Copies of the documents filed with the Commission by the Partnership and WES are available free of charge on their internet website at www.westerngas.com or by contacting their Investor Relations Department at 832-636-6000.

Participants in the Solicitation

The Partnership, WES, their respective general partners and their respective general partners’ directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of the Partnership in connection with the proposed Transactions. Information about the directors and executive officers of the Partnership is set forth in the Partnership’s Annual Report on Form 10-K which was filed with the Commission on February 16, 2018. Information about the directors and executive officers of WES is set forth in WES’s Annual Report on Form 10-K which was filed with the Commission on February 16, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and will be contained in any other relevant materials to be filed with the Commission when they become available. Free copies of these documents can be obtained using the contact information above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements. For example, statements regarding future financial performance, future competitive positioning, future market demand, future benefits to unitholders, future economic and industry conditions, the proposed merger (including its benefits, results, effects and timing) and whether and when the proposed Transactions will be consummated, are forward-looking statements within the meaning of federal securities laws. The Partnership, WES and their respective general partners believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct.

A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this communication. Such factors include, but are not limited to: the failure of the unitholders of the Partnership to approve the proposed merger; the risk that the conditions to the closing of the proposed Transactions are not satisfied; the risk that regulatory approvals required for the proposed Transactions are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Transactions; uncertainties as to the timing of the proposed Transactions; competitive responses to the proposed Transactions; unexpected costs, charges or expenses resulting from the proposed Transactions; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of the pro forma partnership following completion of the proposed Transactions; and any changes in general economic and/or industry specific conditions.

The Partnership and WES caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in the Partnership’s and WES’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Commission filings, which are available at the Commission’s website, http://www.sec.gov. All subsequent written and oral forward-looking statements concerning the Partnership, WES, the proposed Transactions or other matters attributable to the Partnership and WES or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Each forward looking statement speaks only as of the date of the particular statement. Except as required by law, the Partnership, WES and their respective general partners undertake no obligation to publicly update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1
First Amendment to Revolving Credit Agreement, dated as of December 19, 2018, among Western Gas Equity Partners, LP, as the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

10.2
First Amendment to Revolving Credit Agreement, dated as of December 19, 2018, among Western Gas Partners, LP, as the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Western Gas Partners, LP filed on December 20, 2018, File No. 001-34046).

10.3
364-Day Credit Agreement, dated as of December 19, 2018, among Western Gas Partners, LP, as the Borrower, Barclays Bank PLC, as Administrative Agent, and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Western Gas Partners, LP filed on December 20, 2018, File No. 001-34046).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS EQUITY PARTNERS, LP

		By:	Western Gas Equity Holdings, LLC, its general partner

Dated:	December 20, 2018	By:	/s/ Philip H. Peacock
Philip H. Peacock Senior Vice President, General Counsel and Corporate Secretary

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